CONVERTIBLE NOTE PAYABLE	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]

NOTE 7 — CONVERTIBLE NOTE PAYABLE

On December 30, 2011, the Company issued a convertible bridge note in the amount of $50,000 with Ascend Acquisition Corp. (see NOTE 10). The note bears interest at the prime rate (3.25%) plus 5% on an annual basis. Unless prepaid, accelerated or converted in accordance with the terms outlined below, the note and any accrued interest shall be due and payable on the earlier of (i) the closing of the merger transaction contemplated between the holder and the Company (see NOTE 10, below) and (ii) June 30, 2012.

In the event that the Company consummates, prior to the maturity date, an equity financing with aggregate proceeds of not less than $2,000,000, the note and any accrued interest may be converted at the option of the holder into equity securities at a price per unit/share equal to 80% of the price per unit/share of the equity securities, or the holder may require prepayment in full of the principal and accrued interest. The contingent option of the holder was accounted for as a contingent beneficial conversion option as the event that triggers conversion was within the Company’s control. The intrinsic value of the beneficial conversion option at the date of grant was $12,500 and will be recognized in the event that the contingency is resolved.